Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]	Commitments and Contingencies
Lessee Accounting
The Partnership leases retail stores, other property and equipment under non-cancellable operating leases whose initial terms are typically five to 30 years, with some having a term of 40 years or more, along with options that permit renewals for additional periods. At the inception of each, we determine if the arrangement is a lease or contains an embedded lease and review the facts and circumstances of the arrangement to classify leased assets as operating or finance under Topic 842. The Partnership has elected not to record any leases with terms of 12 months or less on our consolidated balance sheets.
At this time, the majority of active leases within our portfolio are classified as operating leases. Operating leases are included in operating lease right-of-use assets, net, operating lease current liabilities and operating lease non-current liabilities on our consolidated balance sheets. Finance leases represent a small portion of the active lease agreements and are included in other non-current assets and long-term debt, net on our consolidated balance sheets. The right-of-use assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make minimum lease payments arising from the lease for the duration of the lease term.
Most leases include one or more options to renew, with renewal terms that can extend the lease term from one year to 20 years or greater. The exercise of lease renewal options is typically at our discretion. Additionally, many leases contain early termination clauses, however early termination typically requires the agreement of both parties to the lease. At lease inception, all renewal options reasonably certain to be exercised are considered when determining the lease term. At this time, the Partnership does not have leases that include options to purchase or automatic transfer of ownership of the leased property to the Partnership. The depreciable life of leased assets and leasehold improvements are limited by the expected lease term.
To determine the present value of future minimum lease payments, we use the implicit rate when readily determinable. At this time, many of our leases do not provide an implicit rate, therefore to determine the present value of minimum lease payments we use our incremental borrowing rate based on the information available at lease commencement date. The right-of-use assets also include any lease payments made and exclude lease incentives.
Minimum rent payments are expensed on a straight-line basis over the term of the lease. In addition, some leases may require additional contingent or variable lease payments based on factors specific to the individual agreement. Variable lease payments we are typically responsible for include payment of real estate taxes, maintenance expenses and insurance.
The components of lease expense consisted of the following:

		Year Ended December 31,
Lease cost	Classification	2023	2022
Operating lease costs:
Operating lease cost	Lease expense	$51	$49
Finance lease costs:
Amortization of leased assets	Depreciation, amortization and accretion	—	—
Interest on lease liabilities	Interest expense	—	—
Short-term lease cost	Lease expense	2	2
Variable lease cost	Lease expense	15	12
Sublease income	Lease income	(42)	(39)
Net lease cost		$26	$24

Lease term and discount rate	December 31, 2023	December 31, 2022
Weighted average remaining lease term (years)
Operating leases	22	22
Finance leases	27	28
Weighted average discount rate (%)
Operating leases	6%	6%
Finance leases	4%	4%

	Year Ended December 31,
Other information	2023	2022
Cash paid for amount included in the measurement of lease liabilities:
Operating cash flows from operating leases	$(51)	$(49)
Operating cash flows from finance leases	—	—
Financing cash flows from finance leases	—	—
Leased assets obtained in exchange for new finance lease liabilities	—	—
Leased assets obtained in exchange for new operating lease liabilities	—	17

Maturities of lease liabilities as of December 31, 2023 were as follows:

Maturity of lease liabilities	Operating leases	Finance leases	Total
2024	$50	$—	$50
2025	48	—	48
2026	47	—	47
2027	46	—	46
2028	45	—	45
Thereafter	726	15	741
Total lease payments	962	15	977
Less: interest	429	6	435
Present value of lease liabilities	$533	$9	$542
Lessor Accounting
The Partnership leases or subleases a portion of its real estate portfolio to third-party companies as a stable source of long-term revenue. Our lessor and sublease portfolio consists mainly of operating leases with convenience store operators. At this time, most lessor agreements contain five-year terms with renewal options to extend and early termination options based on established terms specific to the individual agreement.
Minimum future lease payments receivable as of December 31, 2023 were as follows:

2024	$108
2025	99
2026	82
2027	63
2028	38
Thereafter	17
Total undiscounted cash flows	$407
Litigation and Contingencies
We may, from time to time, be involved in litigation and claims arising out of our operations in the normal course of business. In the ordinary course of business, we are sometimes threatened with or named as a defendant in various lawsuits seeking actual and punitive damages for personal injury and property damage. We maintain liability insurance with insurers in amounts and with coverage and deductibles management believes are reasonable and prudent, and which are generally accepted in the industry. However, there can be no assurance that the levels of insurance protection currently in effect will continue to be available at reasonable prices or that such levels will remain adequate to protect us from material expenses related to personal injury or property damage in the future. In addition, various regulatory agencies such as tax authorities, environmental agencies, or other such agencies may perform audits or reviews to ensure proper compliance with regulations. We are not fully insured for any claims that may arise from these various agencies and there can be no assurance that any claims arising from these activities would not have an adverse, material effect on our consolidated financial statements.
Environmental Remediation
We are subject to various federal, state and local environmental laws and make financial expenditures in order to comply with regulations governing underground storage tanks adopted by federal, state and local regulatory agencies. In particular, at the federal level, the Resource Conservation and Recovery Act of 1976, as amended, requires the EPA to establish a comprehensive regulatory program for the detection, prevention and cleanup of leaking underground storage tanks (e.g. overfills, spills and underground storage tank releases).
Federal and state regulations require us to provide and maintain evidence that we are taking financial responsibility for corrective action and compensating third parties in the event of a release from our underground storage tank systems and terminals. In order to comply with these requirements, we have historically obtained private insurance in the states in which we operate. These policies provide protection from third-party liability claims. During 2023, our coverage was $10 million per occurrence and in the aggregate. Our sites continue to be covered by these policies.
We are currently involved in the investigation and remediation of contamination at motor fuel storage and gasoline store sites where releases of regulated substances have been detected. We accrue for anticipated future costs and the related probable state reimbursement amounts for remediation activities. Accordingly, we have recorded estimated undiscounted liabilities for these sites totaling $18 million as of December 31, 2023 and 2022, which are classified as accrued expenses and other current liabilities and other non-current liabilities.